Exhibit 32.1

Beacon Enterprise Solutions Group, Inc.

CERTIFICATION OF PERIODIC REPORT
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
18 U.S.C. Section 1350

The undersigned executive officer of Beacon Enterprise Solutions Group, Inc. (the “Company”) certifies pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

•	the quarterly report on Form 10-QSB of the Company for the quarter ended December 31, 2007, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•	the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Bruce Widener
Date: February 19, 2008	Bruce Widener
Principal Executive Officer

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